Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE ULTRA SHORT-TERM MUNICIPAL INCOME FUND

Advisor Class

Supplement dated February 15, 2008, to the Prospectus dated November 1, 2007.

This supplement contains important information about the above referenced Fund.

Effective immediately, in the left column on page 4 immediately under the text “Advisor Class,” the ticker symbol is deleted and replaced with the following: SMAVX.

MIAV028/P1105SP